                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 18, 2001
                                        ----------------
                        (Date of earliest event reported)


                             HELLER FINANCIAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                1-6157                           36-1208070
       ------------------------     ------------------------------------
       (Commission File Number)     (IRS Employer Identification Number)


             500 West Monroe Street, Chicago, Illinois     60661
             -----------------------------------------   ----------
             (Address of principal executive offices)    (Zip Code)


                                 (312) 441-7000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On October 18, 2001, Heller Financial, Inc. (the "Registrant") issued a press release announcing the declaration of dividends on two of the company's preferred stocks, Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series C and Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series D. A copy of the press release is attached.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99.1  Heller Financial, Inc. - Press Release


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2001
       ----------------

                                       HELLER FINANCIAL, INC.


                                       By:     /s/ Lauralee E. Martin
                                               ------------------------------
                                               Lauralee E. Martin
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number
-------
 99.1     Heller Financial, Inc. - Press Release